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                                                              EXHIBIT 4(f)

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

     EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated as of December 26, 1996, among Zions Bancorporation, a Utah corporation (the "Corporation"), Zions First National Bank (the "Bank"), Zions Institutional Capital Trust A, a Delaware statutory business trust (the "Trust"), and Goldman, Sachs & Co., Citicorp Securities, Inc. and Dean Witter Reynolds Inc., as the initial purchasers (the "Initial Purchasers") of the 8.536% Capital Securities, Series A of the Trust, which are guaranteed by the Bank and the Corporation.

     1.CERTAIN DEFINITIONS.

     For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

          (a) "ADMINISTRATIVE TRUSTEES" shall mean the Administrative Trustees named under the Trust Agreement.

          (b) "BANK" shall have the meaning assigned thereto in the first paragraph of this Exchange and Registration Rights Agreement.

          (c) "CAPITAL SECURITIES" shall mean the 8.536% Capital Securities, Liquidation Amount $1,000 per Capital Security, to be issued under the Trust Agreement and sold to the Initial Purchasers, and securities issued in exchange therefor, other than Debentures, or in lieu thereof pursuant to the Trust Agreement.

          (d) "CLOSING DATE" shall mean the date on which the Capital Securities are initially issued.

          (e) "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

          (f) "CORPORATION" shall have the meaning assigned thereto in the first paragraph of this Exchange and Registration Rights Agreement.

          (g) "DEBENTURES" shall mean the 8.536% Junior Subordinated Deferrable Interest Debentures, Series A of the Bank in the aggregate principal amount of $206,186,000 to be issued under the Indenture, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

          (h)  "DEBENTURE TRUSTEE" shall mean the trustee under the Indenture.

          (i) "EFFECTIVE TIME", in the case of (i) an Exchange Offer, shall mean the time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the




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Commission declares the Shelf Registration effective or as of which the Shelf
Registration otherwise becomes effective.

          (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

          (k)  "EXCHANGE OFFER" shall have the meaning assigned thereto in
     Section 2(a) hereof.

          (l) "EXCHANGE OFFER REGISTRATION STATEMENT" shall have the meaning assigned thereto in Section 2(a) hereof.

          (m) "EXCHANGE REGISTRATION" shall have the meaning assigned thereto in Section 3(f) hereof.

          (n)  "EXCHANGE SECURITIES" shall have the meaning assigned thereto in
     Section 2(a) hereof.

          (o) "GUARANTEE" shall mean the guarantee of the Capital Securities by the Bank under the Guarantee Agreement, dated as of December 26, 1996, among the Corporation, the Bank and Chemical Trust Company of California, as Guarantee Trustee.

          (p) "GUARANTEE TRUSTEE" shall mean the person so designated pursuant to the Guarantee.

          (q) The term "HOLDER" shall mean each of the Initial Purchasers for so long as they own any Registrable Securities, and such of their respective successors and assigns who acquire Registrable Securities, directly or indirectly, from such persons or from any successor or assign of such persons, in each case for so long as such persons own any Registrable Securities.

          (r) "INDENTURE" shall mean the Junior Subordinated Indenture, dated as of December 26, 1996, among the Corporation, the Bank and Chemical Trust Company of California, as Trustee, as the same shall be amended from time to time.

          (s) "INITIAL PURCHASERS" shall have the meaning assigned thereto in the first paragraph of this Exchange and Registration Rights Agreement.

          (t) "LIQUIDATION AMOUNT" shall mean the stated amount of $1,000 per Trust Security.

          (u) "PARENT GUARANTEE" shall mean the guarantee by the Corporation of the obligations of the Bank under the Debentures, the Indenture and the Guarantee.

          (v) The term "PERSON" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.


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          (w)  "PROPERTY TRUSTEE" shall mean the person so designated pursuant to the Trust Agreement.

          (x) "REGISTRABLE SECURITIES" shall mean the Capital Securities and the Parent Guarantee; PROVIDED, HOWEVER, that such Securities shall cease to be Registrable Securities when (i) in the circumstances contemplated by
     Section 2(a) hereof, such Securities have been exchanged for Exchange Securities in an Exchange Offer as contemplated in Section 2(a) (PROVIDED that any Exchange Securities received by a broker-dealer in an Exchange Offer in exchange for Registrable Securities that were not acquired by the broker-dealer directly from the Corporation or the Trust will also be Registerable Securities through and including the earlier of the 180th day after the Exchange Offer is completed or such time as such broker-dealer no longer owns such Exchange Securities); (ii) in the circumstances contemplated by Section 2(b) hereof, a registration statement registering such Securities under the Securities Act has been declared or becomes effective and such Securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement;
     (iii) such Securities are sold pursuant to Rule 144 under circumstances in which any legend borne by such Securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed or such Securities are eligible to be sold pursuant to paragraph (k) of Rule 144; or (iv) such Securities shall cease to be outstanding.

          (y)  "REGISTRATION DEFAULT" shall have the meaning assigned thereto in
     Section 2(c) hereof.

          (z) "REGISTRATION DEFAULT INTEREST" shall have the meaning assigned thereto in Section 2(c) hereof.

          (aa) "REGISTRATION DEFAULT DISTRIBUTIONS" shall have the meaning assigned thereto in Section 2(c).

          (ab) "REGISTRATION EXPENSES" shall have the meaning assigned thereto in Section 4 hereof.

          (ac) "RESALE PERIOD" shall have the meaning assigned thereto in
     Section 2(a) hereof.

          (ad) "RESTRICTED HOLDER" shall mean (i) a holder that is an affiliate of the Corporation, the Bank or the Trust within the meaning of Rule 405,
     (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business or (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities.

          (ae) "RULE 144," "RULE 405" AND "RULE 415" shall mean, in each case, such rule promulgated under the Securities Act.

          (af) "SECURITIES" shall mean, collectively, the Capital Securities, the Guarantee, the Debentures and the Parent Guarantee.


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          (ag) "SECURITIES ACT" shall mean the Securities Act of 1933, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

          (ah) "SHELF REGISTRATION" shall have the meaning assigned thereto in
     Section 2(b) hereof.

          (ai) "TRUST" shall have the meaning assigned thereto in the first paragraph of this Exchange and Registration Rights Agreement.

          (aj) "TRUST AGREEMENT" shall mean the Amended and Restated Trust Agreement, dated as of December 26, 1996, among the Bank, as Depositor, Chemical Trust Company of California, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, the Administrative Trustees named therein and the holders from time to time of beneficial interests in the Trust.

          (ak) "TRUST INDENTURE ACT" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

          (al) "TRUST SECURITIES" shall mean collectively the Capital Securities, and the Common Securities to be issued under the Trust Agreement to the Bank.

          Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

     2. REGISTRATION UNDER THE SECURITIES ACT.

     (a) Except as set forth in Section 2(b) below, the Corporation and the Trust agree to use their reasonable best efforts to file under the Securities Act within 150 days after the Closing Date, a registration statement (the "Exchange Offer Registration Statement") relating to an offer to exchange (the "Exchange Offer") (i) any and all of the Capital Securities for a like aggregate amount of capital securities issued by the Trust and guaranteed by the Bank and further guaranteed by the Corporation, which capital securities and guarantee are identical to the Capital Securities and the Guarantee, respectively except that the Capital Securities have been registered pursuant to an effective registration statement under the Securities Act, do not contain restrictions on transfers and do not contain provisions for the additional interest and additional distributions contemplated in Section 2(c) below and (ii) the Parent Guarantee for a like guarantee by the Corporation of the obligations of the Bank under the Debentures and the Guarantee, which guarantee is identical to the Parent Guarantee (and is entitled to the benefits of trust indentures which have been qualified under the Trust Indenture Act), except that it has been registered pursuant to an effective registration statement under the Securities Act and does not contain restrictions on transfers (such new Capital Securities and Parent Guarantee the hereinafter called


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"Exchange Securities"). The Corporation and the Trust agree to use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act within 180 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Corporation and the Trust further agree to use their reasonable best efforts to commence and complete the Exchange Offer promptly after the Exchange Offer Registration Statement has become effective, hold the Exchange Offer open for not less than 30 days (or longer if required by applicable law) after the date notice of the Exchange Offer has been mailed to holders of the Capital Securities and the Debentures and Exchange Securities for all Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. In connection with any Parent Guarantee properly tendered and not withdrawn pursuant to an Exchange Offer, the Bank agrees, pursuant to the provisions of Section 3.5(c) of the Indenture to exchange the certificate representing the related Debentures for a certificate not bearing legends related to restrictions on transfers. The Exchange Offer will be deemed to have been completed only if the Exchange Securities received by holders other than Restricted Holders in the Exchange Offer are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Corporation and the Trust having exchanged the Exchange Securities for all outstanding Capital Securities and Parent Guarantees relating to all outstanding Debentures pursuant to the Exchange Offer and (ii) the Corporation and the Trust having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Capital Securities and Parent Guarantees that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is not less than 30 days following the commencement of the Exchange Offer. The Corporation and the Trust, agree (x) to include in the registration statement a prospectus for use in connection with any resales of Exchange Securities by a holder that is a broker-dealer, other than resales of Exchange Securities received by a broker-dealer pursuant to the Exchange Offer in exchange for Registrable Securities acquired by such broker-dealer directly from the Trust, and (y) to keep the Exchange Offer Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of (i) either (a) the expiration of the 180th day after the Exchange Offer has been completed or (b) in the event the Corporation and the Trust have at any time notified any broker-dealers pursuant to Section 3(f)(iii) hereof, the day beyond the 180th day after the Exchange Offer has been completed that reflects an additional period of days equal to the number of days during all of the periods from and including the dates the Corporation and the Trust give notice pursuant to Section 3(f)(iii)(F) hereof to and including the date when broker-dealers receive an amended or supplemented prospectus necessary to permit resales of Exchange Securities or to and including the date on which the Corporation and the Trust give notice that the resale of Exchange Securities under the Exchange Offer Registration Statement may resume or (ii) such time as such broker-dealers no longer own any Registrable Securities. With respect to such registration statement, each broker-dealer that holds Exchange Securities received in an Exchange Offer in exchange for Registerable Securities not acquired by it directly from the Trust shall have the benefit of the rights of indemnification and contribution set forth in Section 6 hereof.


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     (b)  If (i) prior to the consummation of the Exchange Offer existing applicable law or Commission interpretations are changed such that the capital securities, related guarantee of the Bank and related parent guarantee of the Corporation to be received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act,
(ii) the Exchange Offer Registration Statement is not declared effective within 180 days of the Closing Date, (iii) the Corporation or the Bank has received an opinion of counsel, rendered by a law firm having a recognized national tax practice, to the effect that, as a result of the consummation of the Exchange Offer, there is more than an insubstantial risk that (a) the Trust is, or will be, subject to United States federal income tax with respect to income received or accrued on the Debentures, (b) interest payable by the Bank on the Debentures is not, or will not be, deductible by the Corporation, in whole or in part, for United States federal income tax purposes, or (c) the Trust is, or will be, subject to more than a DE MINIMIS amount of other taxes, duties or other governmental charges, then in addition to or in lieu of conducting the Exchange Offer contemplated by Section 2(a), the Corporation and the Trust shall file under the Securities Act as promptly as practicable a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (the "Shelf Registration"). The Administrative Trustees will promptly deliver to the holders of the Capital Securities, the Property Trustee and the Delaware Trustee, or the Bank will promptly deliver to the holders of the Debentures, if not the Trust, written notice that the Corporation and the Trust will be complying with the provisions of this Section 2(b). The Corporation and the Trust agree to use their reasonable best efforts to cause the Shelf Registration to become or be declared effective and to keep such Shelf Registration continuously effective for a period ending on the earlier of (i) either (x) the third anniversary of the Closing Date or (y) in the event the Corporation and the Trust have at any time suspended the use of the prospectus contained in the Shelf Registration pursuant to Section 3(c) hereof, the date beyond the third anniversary of the Closing Date that reflects an additional period of days equal to the number of days during all of the periods from and including the dates the Corporation and the Trust give notice of such suspension pursuant to Section 3(c) to and including the date when holders of Registrable Securities receive an amended or supplemented prospectus necessary to permit resales as Registrable Securities under the Registration Shelf or to and including the date on which the Corporation and the Trust give notice that the resale to Registrable Securities may resume or (ii) such time as there are no longer any Registrable Securities outstanding. The Corporation and the Trust further agree to supplement or make amendments to the Shelf Registration, as and when required by the rules, regulations or instructions applicable to the registration form used by the Corporation and the Trust for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and the Corporation and the Trust agree to furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

     (c) If the Corporation, the Bank or the Trust fail to comply with this Exchange and Registration Rights Agreement or if the Exchange Offer Registration Statement or the Shelf Registration fails to become effective (any such event a "Registration Default"), then, as liquidated damages, registration default interest (the "Registration Default Interest") shall become payable in respect of the Debentures, and corresponding registration default Distributions (the "Registration Default Distributions"), shall become payable on the Trust Securities as follows:


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          (i) if (A) neither the Exchange Offer Registration Statement nor a
     Shelf Registration Statement is filed with the Commission on or prior to the 150th day after the Closing Date or (B) notwithstanding that the Corporation and the Trust have consummated or will consummate an Exchange Offer, the Corporation and the Trust are required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the date required by this Exchange and Registration Rights Agreement, then commencing on the day after either such required filing date, Registration Default Interest shall accrue on the principal amount of the Debentures, and Registration Default Distributions shall accumulate on the Liquidation Amount of the Trust Securities, each at a rate of 0.25% per annum; or

          (ii) if (A) neither the Exchange Offer Registration Statement nor a Shelf Registration is declared effective by the Commission on or prior to the 30th day after the applicable required filing date or (B) notwithstanding that the Corporation and the Trust have consummated or will consummate an Exchange Offer, the Corporation and the Issuer are required to file a Shelf Registration and such Shelf Registration is not declared effective by the Commission on or prior to the 30th day after the date such Shelf Registration was required to be filed, then commencing on the 31st day after the applicable required filing date, Registration Default Interest shall accrue on the principal amount of the Debentures, and Registration Default Distributions shall accumulate on the Liquidation Amount of the Trust Securities, each at a rate of 0.25% per annum; or

          (iii) if (A) the Trust and the Corporation have not exchanged Exchange Securities for all Capital Securities and Parent Guarantees validly tendered, in accordance with the terms of the Exchange Offer on, or prior to the 30th day after the date on which the Exchange Offer Registration Statement was declared effective or (B) if applicable, the Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time prior to the third anniversary of the Closing Date (other than after such time as there are no longer any Registrable Securities), then Registration Default Interest shall accrue on the principal amount of Debentures, and Registration Default Distributions shall accumulate on the Liquidation Amount of the Trust Securities, each at a rate of 0.25% per annum commencing on (x) the 31st day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration ceases to be effective in the case of (B) above;

PROVIDED, HOWEVER, that neither the Registration Default Interest rate on the Debentures, nor the Registration Default Distributions rate on the Liquidation Amount of the Trust Securities, shall exceed in the aggregate 0.25% per annum; PROVIDED, FURTHER, HOWEVER, that (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration (in the case of clause (ii) above), (3) upon the exchange of Exchange Securities for all Capital Securities and Parent Guarantees tendered (in the case of clause (iii) (A) above), or upon the effectiveness of the Shelf Registration which had ceased to remain effective (in the case of clause (iii) (B) above) or (4) upon the expiration of three years after the Closing Date, Registration Default Interest on the Debentures, and Registration Default Distributions on the Liquidation Amount of the Trust Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.


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     (d)  Any reference herein to a registration statement shall be deemed to include any document incorporated therein by reference as of the applicable Effective Time and any reference herein to any post-effective amendment to a registration statement shall be deemed to include any document incorporated therein by reference as of a time after such Effective Time.

     3. REGISTRATION PROCEDURES.

     The following provisions shall apply to registration statements filed pursuant to Section 2:

     (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Corporation, the Bank and the Trust shall qualify the Indenture, the Trust Agreement and the Guarantee under the Trust Indenture Act of 1939.

     (b) In connection with the Corporation's and the Trust's obligations with respect to the Shelf Registration, if applicable, the Corporation and the Trust shall, as soon as reasonably practicable (or as otherwise specified herein):

          (i) prepare and file with the Commission a registration statement with respect to the Shelf Registration on any form which may be utilized by the Trust and the Corporation and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing by the holders of the Registrable Securities, and use their reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement, and furnish to the holders of the Registrable Securities copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

          (iii) comply, as to all matters within the Corporation's and the Trust's control, with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the holders thereof provided for in such registration statement;

          (iv) provide to any of (A) the holders of the Registrable Securities to be included in such registration statement, (B) the underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of
     Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, (D) counsel for such underwriters or agent and (E) not more than one counsel for all the holders of such Registrable Securities who so request of the Corporation in writing the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;


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          (v) for a reasonable period prior to the filing of such registration statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Corporation's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(b)(iv) who shall certify to the Corporation and the Trust that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of the Corporation, and cause the officers, employees, counsel and independent certified public accountants of the Corporation to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of
     Section 11 of the Securities Act; PROVIDED, HOWEVER, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Corporation in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Corporation prompt prior written notice of such requirement), or (C) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (vi) promptly notify the selling holders of Registrable Securities, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Corporation or the Trust contemplated by Section 3(b)(xv) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Corporation or the Trust of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;


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

           (vii) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

          (viii) if requested by any managing underwriter or underwriters, any placement or sales agent or any holder of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the liquidation or other amount of Registrable Securities being sold by such holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

          (ix) furnish to each holder of Registrable Securities, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(b)(iv) an executed copy (or, in the case of a holder of Registrable Securities, a conformed copy) of such registration statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of a holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as such holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such holder, offered or sold by such agent or underwritten by such underwriter and to permit such holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Corporation and the Trust hereby consent to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Corporation or the Trust, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

          (x) use their reasonable best efforts to (A) register or qualify the Registrable Securities to be included in such registration statement under such securities laws or blue sky laws of such United States jurisdictions as any holder of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such holder, agent or underwriter to complete its distribution of Securities pursuant to such registration statement and (C) take any and all other actions as may be reasonably requested to enable each such holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; PROVIDED, HOWEVER, that neither the Corporation nor the Trust shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(b)(x), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

           (xi) use their reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to be obtained by the Corporation or the Trust to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

          (xii) cooperate with the holders of the Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends, except as may be required by applicable law; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

          (xiii) provide a CUSIP number for all applicable Registrable Securities, not later than the Effective Time;

          (xiv) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any holders of Registrable Securities aggregating at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; PROVIDED, that the Corporation and the Trust shall not be required to enter into any such agreement more than once with respect to all of the Registrable Securities and may delay entering into such agreement until the consummation of any underwritten public offering which the Corporation shall have then undertaken;

           (xv) whether or not an agreement of the type referred to in Section
     (3)(b)(xiv) hereof is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity,
     (A) make such representations and warranties to the holders of such Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion of counsel to the Corporation and an opinion of counsel to the Trust in each case in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as any holders of at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding may reasonably request, addressed to such holder or holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include the due incorporation or creation, as applicable, and good standing of the Corporation and its subsidiaries or the Trust, as the case may be; the qualification of the Corporation and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(b)(xiv) hereof, the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Capital Securities, the Guarantee and the Debentures, as applicable; the absence of material legal or governmental proceedings involving the Corporation or the Trust, as applicable; the absence of a breach by the Corporation or any of its subsidiaries of, or a default under, material agreements binding upon the Corporation or any subsidiary of the Corporation; the absence of governmental approvals required to be obtained in connection with the Shelf Registration, the offering and sale of the Registrable Securities, this Exchange and Registration Rights Agreement or any agreement of the type referred to in Section 3(b)(xiv) hereof, except such approvals as may be required under state securities or blue sky laws; the compliance as to form of such registration statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, respectively; and, as of the date of the opinion and of the registration statement or most recent post-effective amendment thereto, as the case may be, the absence from such registration statement and the prospectus included therein, as then amended or supplemented, and from the documents incorporated by reference therein (in each case other than the financial statements and other financial information contained therein) of an untrue statement of a material fact or the omission to state therein a material fact necessary to make the statements therein not misleading (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Corporation addressed to the selling holders of Registrable Securities, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such registration statement and (ii) the effective date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' or trustees' certificates, as applicable, as may be reasonably requested by any holders of at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Corporation or the Trust, as applicable; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

          (xvi) notify in writing each holder of Registrable Securities of any proposal by the Corporation and/or the Trust to amend or waive any provision of this Exchange and Registration Rights Agreement pursuant to
     Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

          (xvii) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Conduct Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including by (A) if such Rules shall so require, permitting a "qualified independent underwriter" (as defined in such Schedule (or any successor thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Conduct of the NASD; and

          (xviii) make generally available to its security holders as soon as practicable but in any event not later than eighteen months after the effective date of such registration statement, an earning statement of the Corporation and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Corporation, Rule 158 thereunder).

     (c) In the event that the Corporation and the Trust would be required, pursuant to Section 3(b)(vi)(F) above, to notify the selling holders of Registrable Securities, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Corporation and the Trust shall promptly prepare and furnish to each such holder, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each holder of Registrable Securities agrees that upon receipt of any notice from the Corporation or the Trust, pursuant to Section 3(b)(vi)(F) hereof, such holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such holder (i) shall have received copies of such amended or supplemented prospectus and, if so directed by the Corporation or the Trust, such holder shall deliver to the Corporation (at the Corporation's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice or (ii) shall have received notice from the Corporation or the Trust that the disposition of Registrable Securities pursuant to the Shelf Registration may continue.

     (d) The Corporation and the Trust may require each holder of Registrable Securities as to which any registration pursuant to Section 2(b) is being effected to furnish to the Corporation such information regarding such holder and such holder's intended method of distribution of such Registrable Securities as the Corporation and the Trust may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such holder agrees to notify the Corporation and the Trust as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Corporation and the Trust or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding such holder or such holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Corporation and the Trust any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     (e) The Corporation, the Bank and the Trust will not, and will not permit any of their "affiliates" (as defined in Rule 144) to, resell any of the Capital Securities or Debentures that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

     (f) In connection with the Corporation's and the Trust's obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Corporation and the Trust shall, as soon as reasonably practicable (or as otherwise specified):

          (i) prepare and file with the Commission such amendments and supplements to the Exchange Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness thereof for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of the Exchange Offer Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

          (ii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in the Exchange Offer Registration Statement, and confirm such advice in writing, (A) when the Exchange Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to the Exchange Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to the Exchange Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Exchange Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Corporation and/or the Trust contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Corporation or the Trust of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any United States jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that the Exchange Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (iii) in the event that the Corporation and the Trust would be required, pursuant to Section 3(f)(ii)(F) above, to notify any broker-dealers holding Exchange Securities, promptly prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

          (iv) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Exchange Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

          (v) use its reasonable best efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; PROVIDED, HOWEVER, that neither the Corporation nor the Trust shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(f)(v), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

           (vi) use its reasonable best efforts to obtain the consent or approval of each United States governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

          (vii) provide a CUSIP number for all applicable Exchange Securities, not later than the applicable Effective Time;

          (viii) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders as soon as practicable but no later than eighteen months after the effective date of such registration statement, an earning statement of the Corporation and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Corporation, Rule 158 thereunder).

     4. REGISTRATION EXPENSES.

          The Corporation agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Corporation's and the Trust's performance of or compliance with this Exchange and Registration Rights Agreement, including (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities or Exchange Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(b)(x) and
Section 3(f)(v) hereof, including reasonable fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Securities and all other documents relating hereto, (d) messenger and delivery expenses, (e) fees and expenses of the Trustee under the Indenture, the Property Trustee and Debenture Trustee under the Trust Agreement and the Guarantee Trustee under the Guarantee and of any escrow agent or custodian, (f) internal expenses (including all salaries and expenses of the Corporation's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Corporation (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(b)(xvii) hereof, and (i) reasonable fees, disbursements and expenses of one counsel for the holders of Registrable Securities retained in connection with a Shelf Registration, as selected by the holders of at least a majority in aggregate principal amount of the Registrable Securities being registered, and fees, expenses and disbursements of any other persons, including special experts, retained by the Corporation in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Corporation shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

5. REPRESENTATIONS AND WARRANTIES.

     Each of the Corporation and the Trust represents and warrants to, and agrees with, each Initial Purchaser and each of the holders from time to time of Registrable Securities that:

          (a) Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(f) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(b)(vi)(F) or
     Section 3(f)(ii)(F) hereof until (ii) such time as the Corporation furnishes an amended or supplemented prospectus pursuant to Section 3(c) or
     Section 3(f)(iii) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(b) or Section 3(f) hereof, as then amended or supplemented, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Corporation and the Trust by a holder of Registrable Securities expressly for use therein.

          (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Corporation and the Trust by a holder of Registrable Securities expressly for use therein.

          (c) The compliance by the Corporation and the Trust with all of the provisions of this Exchange and Registration Rights Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Corporation or any subsidiary of the Corporation or the Trust, as applicable, is a party or by which the Corporation or any subsidiary of the Corporation or the Trust, as applicable, is bound, or to which any of the property or assets of the Corporation or any subsidiary of the Corporation, or the Trust, as applicable, is subject, nor will such action result in any violation of the provisions of the certificate of incorporation, as amended, or the by-laws of the Corporation, or the Trust Agreement of the Trust, or any statute or any order, rule or regulation of any United States court or governmental agency or body having jurisdiction over the Corporation or any subsidiary of the Corporation, or the Trust, as applicable, or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Corporation or the Trust, of the transactions contemplated by this Exchange and Registration Rights Agreement, except the registration under the Securities Act contemplated hereby, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws.

          (d) This Exchange and Registration Rights Agreement has been duly authorized, executed and delivered by the Corporation or the Trust, as applicable.

     6. INDEMNIFICATION.

     (a) INDEMNIFICATION BY THE CORPORATION AND THE TRUST. Upon the registration of the Registrable Securities pursuant to Section 2(a) or 2(b) hereof, and in consideration of the agreements of the Initial Purchasers contained herein, and as an inducement to the Initial Purchasers to purchase the Capital Securities, each of the Corporation and the Trust shall, and it hereby agrees jointly and severally to, indemnify and hold harmless each of the holders of Registrable Securities to be included in such registration, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities and each person who controls any such person against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Corporation or the Trust to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and each of the Corporation and the Trust shall, and it hereby agrees jointly and severally to, reimburse each such holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Corporation and the Trust shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Corporation and the Trust by holders of Registrable Securities expressly for use therein. This indemnity agreement will be in addition to any liability which the Corporation or the Trust may otherwise have.

     (b) INDEMNIFICATION BY THE HOLDERS AND ANY AGENTS AND UNDERWRITERS. The Corporation and the Trust may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2(b) hereof and to entering into any underwriting agreement with respect thereto, that the Corporation and the Trust shall have received an undertaking reasonably satisfactory to it from the holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to indemnify and hold harmless the Corporation and the Trust, each of the Corporation's directors, and each person who controls the Corporation or the Trust within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Corporation and the Trust, but only with reference to written information furnished to the Corporation and the Trust by or on behalf of such person specifically for use in any registration statement, or any preliminary or final or summary prospectus contained therein or any amendment or supplement thereto. This indemnity agreement will be in addition to any liability which any such person may otherwise have.

          (c) Promptly after receipt by an indemnified party under Section 6(a) or (b) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under Section 6(a) or (b). In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under Section 8(a) or (b) for any legal or other expenses subsequently incurred by such indemnified party (other than reasonable costs of investigation) in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate national counsel representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).


     (d) CONTRIBUTION. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities
(or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this
Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

     (e) The obligations of the Corporation and the Trust under this Section 6 shall be in addition to any liability which the Corporation and the Trust may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Corporation (including any person who, with his consent, is named in any registration statement as about to become a director of the Corporation), to each Trustee and Administrative Trustee under the Trust Agreement and to each person, if any, who controls the Corporation and the Trust within the meaning of the Securities Act.


     7. UNDERWRITTEN OFFERINGS.

     (a) SELECTION OF UNDERWRITERS. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Corporation.

     (b) PARTICIPATION BY HOLDERS. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     8. RULE 144.

     The Corporation covenants to the holders of Registrable Securities that the Corporation shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable

Securities in connection with that holder's sale pursuant to Rule 144, the Corporation shall deliver to such holder a written statement as to whether it has complied with such requirements.

     9. MISCELLANEOUS.

     (a) NO INCONSISTENT AGREEMENTS. Each of the Corporation and the Trust represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement.

     (b) SPECIFIC PERFORMANCE. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

     (c) NOTICES. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Corporation, to it at Zions Bancorporation, 1380 Gateway Tower East, Salt Lake City, Utah 84133,
Attention: Dale Gibbons; if to the Trust, to it at Zions Institutional Capital Trust A, 1380 Gateway Tower East, Salt Lake City, Utah 84133, Attention:
Administrative Trustee; and if to a holder, to the address of such holder set forth in the security register or other records of the Trust or the Corporation, as the case may be, or to such other address as the Corporation, the Trust or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     (d) PARTIES IN INTEREST. All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Exchange and Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by and to perform, all of the applicable terms and provisions of this Exchange and Registration Rights Agreement.

     (e) SURVIVAL. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement, dated December 18, 1996, among the Corporation, the Bank, the Trust and Goldman, Sachs & Co., Citicorp Securities, Inc. and Dean Witter Reynolds Inc., and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

     (f) LAW GOVERNING. THIS EXCHANGE AND REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

     (g) HEADINGS. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

     (h) ENTIRE AGREEMENT; AMENDMENTS. This Exchange and Registration Rights Agreement and the other writings referred to herein (including the Trust Agreement, the Guarantee, the Indenture and the Parent Guarantee) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Corporation, the Trust and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

     (i) INSPECTION. For so long as this Exchange and Registration Rights Agreement shall be in effect, this Registration Rights Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indenture and this Exchange and Registration Rights Agreement) at the offices of the Corporation at the address thereof set forth in
Section 9(c) above, at the office of the Property Trustee or at the office of the Trustee under the Indenture.

     (j) COUNTERPARTS. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     Agreed to and accepted as of the date referred to above.

                                   ZIONS INSTITUTIONAL CAPITAL TRUST A


                                   By: /s/ Walter E. Kelly
                                       ------------------------------------
                                        Administrative Trustee


                                   ZIONS FIRST NATIONAL BANK


                                   By: /s/ Dale Gibbons
                                       ------------------------------------
                                       Name: Dale Gibbons
                                       Title: Chief Financial Officer


                                   ZIONS BANCORPORATION


                                   By: /s/ Dale Gibbons
                                       ------------------------------------
                                       Name: Dale Gibbons
                                       Title: Chief Financial Officer


                                   GOLDMAN, SACHS & CO.
                                   CITICORP SECURITIES, INC.
                                   DEAN WITTER REYNOLDS, INC.

                                   By:  Goldman, Sachs & Co.


                                   By: /s/ Goldman, Sachs & Co.
                                       ------------------------------------
                                       (Goldman, Sachs & Co.)